UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 24, 2009
SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)
IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10868 189th Street, Council Bluffs, Iowa 51503
(Address of Principal Executive Offices)		(Zip Code)
(712) 366-0392 (Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Effective as of March 24, 2009, Mark Drake voluntarily resigned his employment with Southwest Iowa Renewable Energy (the “Company”) as its General Manager, President and Chief Executive Officer.  Effective as of the same date, the Company entered into an Agreement to Lend Employees (the “Bunge Agreement”) with Bunge North America, Inc. (“Bunge”), which is the sole holder of Series B Units in the Company.  Under the Bunge Agreement, Bunge agreed to provide the services of James M. “Mickey” Lay, 57, currently the Industrial Director, Bio-fuels Division at Bunge, as interim General Manager, President and Chief Executive Officer of the Company.  Since January of 2008, Mr. Lay has provided support services to the Company during the construction of its ethanol plant near Council Bluffs, Iowa.  Prior to holding his current position with Bunge, Mr. Lay served as Industrial Director, Bunge Europe and Bunge Global Markets and was located in Geneva, Switzerland.  Prior to that, Mr. Lay served as Vice President – Site Manager of Bunge Milling, a Danville, Illinois operation.   From 1993 through 2000, Mr. Lay served as Technical Support, Environmental Compliance and Quality Control Manager for Bunge Corporation’s Soybean Processing Division and was based at the corporation’s corporate offices in St. Louis, Missouri.

Under the Bunge Agreement, the Company will pay Bunge Thirteen Thousand Eight Hundred Seventy-Five Dollars ($13,875) per month for the services provided by Mr. Lay under the Bunge Agreement.  The Company will also provide Mr. Lay with an apartment and car, and reimburse Bunge for certain travel and entertainment expenses related to the services performed by Mr. Lay under the Bunge Agreement.

The Bunge Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 1.02.  Termination of Material Definitive Agreement.

As mentioned above, effective as of March 24, 2009, Mark Drake voluntarily resigned his employment with the Company as its General Manager, President and Chief Executive Officer.  Effective as of such date, the letter agreement between the Company and Mr. Drake dated as of January 31, 2007 (the “Employment Agreement”) was terminated.

Pursuant to the Employment Agreement, Mr. Drake was initially employed by the Company as its General Manager, effective January 3, 2007.  The Employment Agreement provided Mr. Drake, in exchange for his services as General Manager of the Company, with an annual salary, expense reimbursement and certain benefits.  Subsequent to execution of the Employment Agreement, the Company’s board of directors elevated Mr. Drake to President and Chief Executive Officer.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in Item 1.01 is incorporated by reference into this Item 5.02.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

10.1	Agreement to Lend Employees, dated March 24, 2009 between Southwest Iowa Renewable Energy, LLC and Bunge North America, Inc.

10.2
Employment Agreement dated January 31, 2007 between Southwest Iowa Renewable Energy, LLC and Mark Drake (incorporated by reference to Exhibit 10.36 of Registration Statement on Form 10 filed by Southwest Iowa Renewable Energy, LLC on January 28, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 30, 2009

SOUTHWEST IOWA RENEWABLE ENERGY, LLC
By:	/s/ Cindy Patterson
Cindy Patterson
Chief Financial Officer

Exhibit Index

Exhibit
Number                                Description

10.1	Agreement to Lend Employees, dated March 24, 2009 between Southwest Iowa Renewable Energy, LLC and Bunge North America, Inc.

10.2
Employment Agreement dated January 31, 2007 between Southwest Iowa Renewable Energy, LLC and Mark Drake (incorporated by reference to Exhibit 10.36 of Registration Statement on Form 10 filed by Southwest Iowa Renewable Energy, LLC on January 28, 2008).